EXHIBIT 10.2

                         CORPORATE RESOLUTION TO BORROW


Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------
 I, the undersigned Secretary or Assistance Secretary of TOUCHSTONE SOFTWARE CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 2124 MAIN STREET, SUITE 250, HUNTINGTON BEACH, CA 92648, and is duly authorized to transact business In the State of California.

 I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on September 12, 1996, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

 BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

        NAMES                   POSITIONS              ACTUAL SIGNATURES.

 LARRY C. JORDAN         PRESIDENT/CEO                    x  /S/ LARRY JORDAN
                                                          -  ----------------

 RONALD R. MAAS          EXECUTIVE VICE PRESIDENT/CFO     x  /S/ RONALD R. MAAS
                                                          -  ------------------

     acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow  Money.  To borrow from time to time from SOUTHERN  CALIFORNIA  BANK
("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing. however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation In which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: LARRY C. JORDAN, PRESIDENT/CHIEF EXECUTIVE OFFICER; C. SHANNON DINGUS, CHIEF TECHNOLOGY OFFICER; RONALD R. MAAS, EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER; and MICHAEL A. MILLER, CONTROLLER.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

     IN TESTIMONY WHEREOF, I have hereunto set my hand on September 12, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                             CERTIFIED TO AND ATTESTED BY:

                                                    x  /S/ RONALD R. MAAS
                                                    ---------------------

                             BUSINESS LOAN AGREEMENT


Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------

     THIS BUSINESS LOAN AGREEMENT between TOUCHSTONE SOFTWARE CORPORATION ("Borrower") and SOUTHERN CALIFORNIA BANK ("Lender") Is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, we referred to In this Agreement Individually as the "Loan' and collectively as the "Loans." Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender Is relying upon Borrower's representations, warranties, and agreements, as set forth In this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all limes shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

     TERM. This Agreement shall be effective as of September 12, 1996, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

     DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word " Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

     Borrower. The word "Borrower" means TOUCHSTONE SOFTWARE CORPORATION. The word 'Borrower' also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

     CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, dead of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, Hen or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     Grantor. The word "Grantor" means and includes without limitation each and all of the persons or granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

     Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means SOUTHERN CALIFORNIA BANK, its successors and assigns.

     Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

     Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender: (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

     Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, dead of trust, assignment, pledge, chattel mortgage, chattel trust, factors lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

     Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (a) any other documents required under this Agreement or by Lender or its counsel.

     Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

     Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

09-12-1996                                          BUSINESS LOAN AGREEMENT
Page 2
Loan No 407269010
(Continued)

     No Event of Default. There shall not exit at the time of any advance a condition which would constitute an Event of Default under this Agreement.

     REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

     Organization. Borrower is a corporation which Is duty organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states In which Borrower Is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which It is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of Its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change In Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligation except as disclosed In such financial statements.

     Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good flue to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     Hazardous Substances. The terms "hazardous waste", "hazardous substance","disposal", "release", and "threatened release", as used in this Agreement, shall have the same meanings as set forth In the 'CERCLA,' "SARA,' the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:
(a) During the period of Borrowers ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those Laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnity and hold indemnify Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or Indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or Interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to Indemnity, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which my materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, it any, that have been disclosed to and acknowledged by Lender in writing.

     Taxes. To the best of Borrowers knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or Indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note, all Security Agreements directly or Indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined In ERISA) has occurred with respect to any such plan,
(ii) Borrower has not withdrawn from any such plan or initiated  steps to do so,
(iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

     Investment Company Act. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     Public Utility Holding Company Act. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Regulations G, T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

     Location of Borrower's Offices and Records. Borrower's place of business, or Boffower's Chief executive office, if Borrower has more than one place of business, is located at 2124 MAIN STREET, SUITE 250, HUNTINGTON BEACH, CA 92648. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or In connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such Information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     Claims and Defenses. There are no defenses or counterclaims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, Grantor, or any Guarantor could assess with respect to the Note, Loan, Indebtedness, this Agreement, or the Related Documents.

     Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties In assessing Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

09-12-1996                                            BUSINESS LOAN AGREEMENT
Page 3
Loan No 407269010
(Continued)


     AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

          Litigation. Promptly Inform Lender In writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

          Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          Additional  Information.   Furnish  such  additional  information  and
     statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

          Insurance. Maintain fire and other risk insurance, public liability insurance, and such other Insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     Insurance Report. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such Information as Lender may reasonably request, Including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual rash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

          Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

          Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

          Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and hens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a Hen or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lion or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lion, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, lions and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

          Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

          Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting Its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

          Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testing as may be requested by Lender or any governmental authority relative to any substance defined as toxic or a hazardous substance under any applicable federal, state, or local law, rule, regulation, order or directive, or any waste or by-product thereof, at or affecting any property or any facility owned, [eased or used by Borrower.

          Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrowers other properties and to examine or audit Borrowers books, accounts, and records and to make copies and memoranda of Borrowers books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable limes and to provide Lender with copies of any records it may request, all at Borrower's expense.

          Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the Units of each disbursement of Loan proceeds with a certificate executed by Borrowers chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

          Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrowers part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

          Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

     RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guidelines or the interpretation or application of any thereof by any court or administrative or governmental authc4ity (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) Increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

     NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

          Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lion, sell, transfer, mortgage, assign, pledge, lease, grant a security interest In, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrowers accounts, except to Lender.

          Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (b) pay any dividends on Borrowers stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a 'Subchapter S Corporation' (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

09-12-1996                                          BUSINESS LOAN AGREEMENT
Page 4
Loan No 407269010
(Continued)

          Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds it.,
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition In bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrowers financial condition, In the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantees guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

     ADDITIONAL TERMS, CONDITIONS AND COVENANTS. An exhibit, titled "ADDITIONAL TERMS, CONDITIONS AND COVENANTS,' is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

     RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts hold jointly with someone else and all accounts Borrower may open In the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

     EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

          Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

          Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

          Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

          Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

          Adverse  Change.   A  material  adverse  change  occurs  in  Borrowers
     financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

          Insecurity. Lender, In good faith, deems itself insecure.

     EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments  and  obligations  of Lender  under this  Agreement  or the  Related
Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the 'Insolvency' subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lenders right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of California. It there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, the State of California. Subject to the provisions on arbitration, this Agreement shall be governed by and construed In accordance with the laws of the State of California.

          Arbitration. Lender and Borrower agree that all disputes, claims and controversies between them, whether Individual, joint, or class In nature, arising from this Agreement or otherwise, Including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order: invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver: or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
     Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of CiAl Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, Including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrine which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for their purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          Caption   Headings.   Caption  headings  in  this  Agreement  are  for
     convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

          Consent to Loan Participation. Borrower agrees and consents to Lenders sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation Interests, as wall as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

09-12-1996                                          BUSINESS LOAN AGREEMENT
Page 5
Loan No 407269010
(Continued)

          Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and In response to credit Inquiries concerning Borrower.

          Non-Liability of Lender. The relationship between Borrower and Lender Is a debtor and creditor relationship and not fiduciary In nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower Is exercising its own judgment with respect to Borrower's business. An Information supplied to Lender Is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise, or Inform Borrower of any matter with respect to Borrowers business. Lender and Borrower Intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without Investigation or confirmation by Lender and that any investigation or failure to Investigate will not diminish Lenders right to so rely.

          Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or after the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given In accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

          Borrower Indemnification. Borrower shall indemnity and hold Lender harmless from and against all claims, costs, expenses. losses, damages. and liabilities of any kind, including but not limited to attorneys' fees and expenses, arising out of any matter relating directly or indirectly to the Indebtedness, whether resulting from internal disputes of the Borrower, disputes between Borrower and any Guarantor, or whether involving any third parties, or out of any other matter whatsoever related to this Agreement or the Related Documents, but excluding any claim or liability which arises as a direct result of Lenders gross negligence or willful misconduct. This indemnity shall survive full repayment and satisfaction of the Indebtedness and termination of this Agreement.

          Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

          Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' to", Incurred In connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This Includes, subject to any limits under applicable law, Lender's attorney's fees and Lenders legal expenses, whether or not there is a lawsuit, Including attorneys' tees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunctions, appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

          Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by facsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first dm, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change Its address for notices under this Agreement by signing formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrowers current address(es).

          Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word 'Borrower' as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

          Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Ns successors and assigns and shall Inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

          Survival. All warranties, representations, and covenants made by Borrower in this Agreement or In any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

          Time Is of the Essence. Time is of the essence in the performance of this Agreement.

          Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lenders right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lenders rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent In subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF SEPTEMBER 12,1996.

BORROWER:

TOUCHSTONE SOFTWARE CORPORATION
_________________________________________________
By: LARRY C. JORDAN, PRESIDENT & CEO

_________________________________________________
By: RONALD R. MAAS, EXECUIVE VICE  PRESIDENT/CFO


LENDER:

SOUTHERN CALIFORNIA BANK

By: _____________________________________________
   Authorized Officer

                            PROMISSORY NOTE

Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------
Principal Amount: $500,000.00        Initial Rate: 8.250%

Date of Note: September 12, 1996

     PROMISE TO PAY. TOUCHSTONE SOFTWARE CORPORATION ("Borrower') promises to pay to SOUTHERN CALIFORNIA BANK ("Lender'), or order, In lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

     PAYMENT. Borrower will pay this loan on demand, or If no demand Is made, In one payment of all outstanding principal plus all accrued unpaid Interest on September 12,1997. In addition, Borrower will pay regular monthly payments of accrued unpaid Interest beginning October 12, 1996, and all subsequent Interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lenders address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

     VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent Index which is the WALL STREET JOURNAL PRIME RATE (the 'Index'). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrowers request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently Is 8.250% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting In an Initial rate of 8.250% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

     PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum Interest charge of $250.00. Other than Borrowers obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrowers obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

     LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $5.00, whichever Is greater.

     DEFALLT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrowers ability to repay this Note or perform Borrowers obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrowers behalf is false or misleading in any material respect either now or at the time made or furnished. (a) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (I) Lender in good faith deems itself insecure.

     LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. Lender may hire or pay someone else to help close this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a Lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post- judgment collection services Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender In the State of California. If there Is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, the State of California. Subject to the provisions on arbitration, this Note shall be governed by and construed In accordance with the laws of the State of California.

     DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $16.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

     RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, convoys, delivers, pledges, and transfers to Lender all Borrower's right, Life and interest in and to, Borrowers accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

     LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lenders office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: LARRY C. JORDAN, PRESIDENT/CHIEF EXECUTIVE OFFICER; C. SHANNON DINGUS, CHIEF TECHNOLOGY OFFICER; RONALD R. MAAS, EXECUTIVE VICE PRESIDENT/CHIEF FINANCIAL OFFICER; and MICHAEL A. MILLER, CONTROLLER. Borrower agrees to be liable for all sums either. (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be 9,Adericed by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantors guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (a) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

     ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether Individual, joint, or class In nature, arising from this Note or otherwise, Including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or temporary restraining order; invoking a power of sale under any dead of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the communication of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable In an action

 09-12-1996                                                PROMISSORY NOTE
 Page 2
 Loan No 407269010                                                 (Continued)

     brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the Commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on Its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs. guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated In writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. At such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or Impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action doomed necessary by Lender without the consent of or notice to anyone. AN such parties also agree that Lender may modify this Wan without the consent of or notice to anyone other than the party with whom the modification Is made.

     PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

 BORROWER:

 TOUCHSTONE SOFTWARE CORPORATION

 By: _______________________________________
     LARRY C. JORDAN, PRESIDENT/CEO

 By: _______________________________________
     RONALD R. MAAS, EXECUTIVE VICE PRESIDENT/CFO

 LENDER:

 SOUTHERN CALIFORNIA BANK

 By: ______________________________________
   Authorized Officer

                    ASSIGNMENT OF DEPOSIT ACCOUNT


Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------
THIS ASSIGNMENT OF DEPOSIT ACCOUNT Is entered into between TOUCHSTONE SOFTWARE CORPORATION Preferred to below as 'Grantor"); and SOUTHERN CAUFORNIA BANK (referred to below as "Lender")-

     ASSIGNMENT. For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including without limitation the deposit accounts described below, to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, In addition to all other rights which Lender my have by law.

     DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Any references to dollar amounts shall mean amounts In lawful money of the United States of America.

          Account. The word 'Account' means the deposit account described below in the definition for "Collateral."

          Agreement. The word 'Agreement' means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time.

          Collateral. The word 'collateral means the following described deposit account:

          SOUTHERN CALIFORNIA BANK'S CERTIFICATE OF DEPOSIT NO. 427-060092 Issued by Lender In an amount not less than $500,000.00 together with (a) all interest, whether now accrued or hereafter accruing; (b) all additional deposits hereafter made to the Account; lo) any and all proceeds from the Account; and (d) all renewals, replacements and substitutions for any of the foregoing.

          Event of Default. The words 'Event of Default' mean and include without limitation any of the Events of Default set forth below In the section filled "Events of Default.'

          Grantor. The word 'Grantor' means TOUCHSTONE SOFTWARE CORPORATION, its successors and assigns.

          Guarantor. The word 'Guarantor' means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Indebtedness. The word 'indebtedness means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness' includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable. Lender. The word 'Lender' means SOUTHERN CALIFORNIA BANK, its successors and assigns.

          Note. The word 'Note' means the note or credit agreement dated September 12, 1996, in the principal amount of $500,000.00 from TOUCHSTONE SOFTWARE CORPORATION to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of and substitutions for the note or credit agreement.

          Related Documents. The words 'Related document mean and include without limitation all promissory notes, credit agreements. loan agreements, enatonmental agreements, guarantees, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter e)dsting, executed in connection with the Indebtedness.

     GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and warrants to Lender that:

          Ownership. Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

          Right to Grant Security Interest. Grantor has the full right, power, and authority to enter into this Agreement and to assign the Collateral to Lender.

          No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantees rights ! the Collateral except as provided in in this Agreement.

          No Defaults. There are no defaults relating to the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly do everything required of Grantor under the terms, conditions, promises, and agreements contained in or relating to the Collateral.

          Proceeds. Any and all replacement or renewal certificates, instruments, or other benefits or proceeds related to the Collateral that are borrowed by Grantor shall be held by Grantor in trust for Lender and immediately shall be delivered by Grantor to Lender to be held as part of the Collateral.

     LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may retain the rights to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Agreement will remain in effect until (a) there no longer is any Indebtedness owing to Lender; (b) all other obligations secured by this Agreement have been fulfilled; and (c) Grantor, in writing, has requested from Lender a release of this Agreement.

     EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged Gr paid by (3rantor under this Agreement, including without limitation all taxes, liens, security interest% encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (I) the term of any applicable insurance policy or (if) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

     LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or passbook for the Collateral but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility (a) for the collection or protection of any income on the Collateral, (b) for the preservation of rights against issuers of the Collateral or against third persons; (c) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral; nor
(d) for informing the Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters.

     EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

          Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condibon contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

          Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower's property or

09-12-1996                                    ASSIGNMENT OF DEPOSIT ACCOUNT
Page 2
Loan No 407269010
(Continued)

          Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

          Defective Collaterailzation. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and deposited security Interest or lien) at any time and for any reason.

          Insolvency. The dissolution or termination of Guarantors e)existence as a going business, the Insolvency of Grantor, the appointment of a receiver for any part of Guarantors property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

          Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

          Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is Impaired.

          Insecurity. Lender, in good faith, deems itself insecure.

     RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rights or remedies that may be available at Law, In equity, or otherwise:

          Accelerate Indebtedness. Lender may declare all Indebtedness of Grantor to Lender immediately due and payable, without notice of any kind to Grantor.

          Application of Account Proceeds. Lender may obtain all funds in the Account from the issuer of the Account and apply them to the Indebtedness in the same manner as if the Account had been issued by Lender. If the Account is subject to an early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some other institution. Any excess funds remaining after application of the Account proceeds to the
     Indebtedness will be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Account to the indebtedness. Lender also shall have all the rights of a secured party under the California Uniform Commercial Code, even H the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement.

          Other Rights and Remedies. Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code, at law, in equity, or otherwise.

          Deficiency Judgment. If permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

          Cumulative Remedies All of Lender's rights and remedies, whether evidenced by this Agreement or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a Lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of ORANGE County, State of California Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

          Arbitration. Lender and Grantor agree that all disputes, claims and controversies between them, whether Individual, joint, or class In nature, arising from this Agreement or otherwise, Including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a wdt of attachment or imposition of a receiver; or exercising any rights relating to personal property, Including taking or disposing of such property with or without judicial process pursuant to
     Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Grantor agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone also to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          Multiple Parties; Corporate Authority. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations In this Agreement.

          Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giang formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

          Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

          Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, it the offending provision cannot be so modified, it shall be stricken and all other prolusions of this Agreement in all other respects shall remain valid and enforceable.

          Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and Inure to the benefit of the parties, their successors and assigns.

          Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by

 09-12-1996                                   ASSIGNMENT OF DEPOSIT ACCOUNT
 Page 3
 Loan No 407269010
 (Continued)

          Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lenders right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender In any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld In the sole discretion of Lender.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 12,1996.

 GRANTOR:

 TOUCHSTONE SOFTWARE CORPORATION



By:  _______________________________________
     LARRY C. JORDAN, PRESIDENT/CEO

By:  ________________________________________
     RONALD R. MAAS, EXECUTIVE VICE PRESIDENT/CFO

                   ADDITIONAL TERMS, CONDITIONS AND COVENANTS


Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------

     This ADDITIONAL TERMS, CONDITIONS AND COVENANTS Is attached to and by this reference Is made a part of each Business Loan Agreement or Negative Pledge Agreement, dated September 12, 1996, and executed In connection with a loan or other financial accommodations between SOUTHERN CALIFORNIA BANK and TOUCHSTONE SOFTWARE CORPORATION.


     AFFIRMATIVE COVENANTS-OTHER: Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide the following financial information and statements and such additional information as requested by the Lender from time to time:

     (a) Borrower is to provide Lender with annual financial statements audited by a CPA acceptable to Lender together with a 10-K, within 120 days of fiscal year and.

     (b) Borrower is to provide Lender with quarterly financial statements, prepared by the Borrower's Chief Financial Officer together with the respective 10-0, within 60 days of quarter end.

     (c) A Certificate of Compliance is to accompany financial statements indicating compliance with required covenants.

     (d) Promptly upon the Lender's request, such other statements, lists, budgets, forecasts, projections, or reports as to the Borrower and as to each guarantor of the Borrowers obligations to Lender as the Lender may request.

     ADDITIONAL COVENANTS AND RATIOS: Borrower agrees to comply with the following covenants and ratios:

     (1) Borrower is to maintain minimum shareholders equity of $10,000,000.00.

     (2) Borrower is to maintain minimum liquidity of $12,000,000.00. Liquidity is defined as the sum of cash plus marketable securities.

     (3) No acquisitions without Lender's prior written approval.

     ADDITIONAL DEFINITIONS: For the purpose of calculating tangible not worth and debt to tangible net worth, intangible assets shall include amounts due from Officers, Stockholders and Affiliates.

     THIS ADDITIONAL TERMS, CONDITIONS AND COVENANTS IS EXECUTED ON SEPTEMBER 12,1996.

 BORROWER:

 TOUCHSTONE SOFTWARE CORPORATION

 By: __________________________________________
     LARRY C. JORDAN, PRESIDENT/CEO

By: ___________________________________________
     RONALD R. MAAS, EXECUTIVE VICE PRESIDENT/CFO

 LENDER:

 SOUTHERN CALIFORNIA BANK

 By: ___________________________________________
   Authorized Officer

             DISBURSEMENT REQUEST AND AUTHORIZATION

Principal   Loan   Maturity  Loan No.  Call  Collateral Account Officer Initials
            Date
--------------------------------------------------------------------------------
$500,000.00  09-12-   09-12-   407269010  11    0024               804
              1996     1997
--------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item

Borrower:                                       Lender:
     TOUCHSTONE SOFTWARE CORPORATION            SOUTHERN CALIFORNIA BANK
     (TIN:95-3778226)                           HUNTINGTON BEACH OFFICE
     2124 MAIN STREET, SUITE 250                9042 Garfield Avenue
     HUNTINGTON BEACH, CA 92648                 Huntington Beach, CA 92646-2338
--------------------------------------------------------------------------------


     LOAN TYPE. This Is a Variable Rate (at WALL STREET JOURNAL PRIME RATE, making an initial rate of 8.250%), Revolving Line of Credit Loan to a Corporation for $500,000.00 due on September 12, 1997.

     PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     [ ] Personal, Family, or Household Purposes or Personal Investment.

     [x] Business (including Real Estate Investment).

     SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL.

     DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

     Undisbursed Funds: $500,000.00 Note Principal:

     FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWERIS MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 12,1996.

BORROWER:

TOUCHSTONE SOFTWARE CORPORATION

By:  ________________________________________
     LARRY  C. JORDAN, PRESIDENT/CEO

By:  ________________________________________
     RONALD  R. MAAS, EXECUTIVE VICE PRESIDENT/CFO